UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 5, 2015, the Board of Directors of Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) unanimously appointed Brett A. Keller as an independent member of the Board, effective immediately. Mr. Keller will serve as a member of the Audit Committee. Following the appointment, Broadridge’s Board consists of nine members, eight of whom are independent including the independent Chairman.
The Broadridge Board of Directors has determined that Mr. Keller is an independent director in accordance with the Board’s Corporate Governance Principles and the applicable rules of the New York Stock Exchange. There is no arrangement or understanding between Mr. Keller and any other person or persons pursuant to which Mr. Keller was appointed as director, and there are and have been no transactions, either since the beginning of the Company's last fiscal year or that are currently proposed, regarding Mr. Keller that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Keller is expected to receive compensation for his service on the Board that is consistent with the compensation received by the other independent directors of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2014.

The press release issued by the Company on May 5, 2015 announcing Mr. Keller’s appointment is attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On May 5, 2015, the Company issued a press release announcing that its Board of Directors had declared a quarterly cash dividend of $0.27 per share. The dividend is payable on July 1, 2015, to stockholders of record at the close of business on June 17, 2015. A copy of the press release is attached hereto as Exhibit 99.2.

The information furnished pursuant to Item 9.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.
Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release of Broadridge Financial Solutions, Inc. announcing appointment of Brett A. Keller dated May 5, 2015.
99.2	Press Release of Broadridge Financial Solutions, Inc. announcing declaration of quarterly dividend dated May 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 5, 2015

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/Adam D. Amsterdam Name: Adam D. Amsterdam Title: Vice President, General Counsel and Secretary